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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 13, 2003


                         Commission File Number 0-15949


                   INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


           CALIFORNIA                                     94-2862863
  (State or other jurisdiction                         (I.R.S. Employer
of incorporation or organization)                     identification No.)


     75 ROWLAND WAY, NOVATO, CA                              94945
(Address of principal executive offices)                   (Zip code)


                                 (415) 878-4000
              (Registrant's telephone number including area code)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

            Exhibit No.           Description of Exhibit
            -----------           ----------------------
            99.1                  Press release dated November 13, 2003.


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").
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On November 13, 2003, International Microcomputer Software, Inc. (the "Company")
announced its financial results for the three months ended September 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release Nos. 33-8216 and 34-47583, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item
12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.

Dated: November 13, 2003           By: /s/ MARTIN WADE, III
                                       ---------------------------------------
                                       Name: Martin Wade, III
                                       Title: Chief Executive Officer


EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------
99.1                    Press release dated November13, 2003.